UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 9, 2005

                             DYCOM INDUSTRIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


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
             Florida                            0-5423                                59-1277135
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 (State or Other Jurisdiction of       (Commission File Number)        (I.R.S. Employer Identification Number)
         Incorporation)
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                         11770 US Highway One, Suite 101
                        Palm Beach Gardens, Florida 33408
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               (Address of Principal Executive Offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (561) 627-7171

                                 Not applicable

         (Former Name and Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement.

     On December 9, 2005, Dycom Industries, Inc., a Florida corporation ("Dycom"), Prince Telecom Holdings, Inc., a Delaware corporation ("Prince Telecom") and the stockholders and certain optionholders of Prince Telecom entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") pursuant to which Dycom will purchase all of the issued and outstanding shares of common stock of Prince Telecom for approximately $65.1 million in cash. Under the terms of the Stock Purchase Agreement, Prince Telecom will become a wholly-owned subsidiary of Dycom. Dycom and Prince Telecom made certain representations and warranties to each other in the Stock Purchase Agreement. In addition, the parties made covenants customary for transactions of this type, including covenants governing the operation of Prince Telecom's business prior to the closing of the transaction. Subject to certain limitations, the stockholders and certain optionholders of Prince Telecom have agreed to indemnify Dycom against losses from breaches of the representations, warranties and covenants of the Company contained in the Stock Purchase Agreement.

     The consummation of the transaction is subject to the satisfaction of certain customary closing conditions, including expiration or termination of the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. On December 2, 2005, Dycom and Prince filed a Premerger Notification and Report Form with the Department of Justice and with the Federal Trade Commission, pursuant to Section 7A of the Clayton Act, as amended. Dycom requested that the early termination of the Hart-Scott-Rodino waiting period be granted, and on December 14, 2005, the Federal Trade Commission granted early termination of such waiting period. Dycom expects to close the transaction immediately upon satisfaction of the remaining closing conditions.


Item 8.01 Other Events.

     On December 9, 2005, Dycom issued a press release announcing the execution of the Stock Purchase Agreement, a copy of which is attached hereto as
Exhibit 99.1.



Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

None.

(b) Pro forma financial information.

None.

(c) Exhibits. The following Exhibits are filed as part of this Report on Form
8-K:


Exhibit No.     Description of Exhibit
----------      ----------------------

99.1            Press release of Dycom Industries, Inc. issued on December 9,
                2005.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           DYCOM INDUSTRIES, INC.
                                           (Registrant)



Date:  December 15, 2005                    By:  /s/ Richard L. Dunn
                                                 -------------------------------
                                                 Richard L. Dunn
                                                 Senior Vice President and Chief
                                                 Financial Officer





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                                  EXHIBIT INDEX

Exhibit No.      Description

  99.1           Press release of Dycom Industries, Inc. issued on December 9,
                 2005.